                                                                   EXHIBIT 23(B)





                               CONSENT OF COUNSEL


         I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of ArvinMeritor, Inc. (the "Company"), in respect of the ArvinMeritor, Inc. Hourly Employees Savings Plan, of the references to me under the heading "Item 3. LEGAL PROCEEDINGS" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.







                                                            /s/ M. LEE MURRAH
                                                            -------------------
                                                                M. Lee Murrah



Date: January 8, 2001